Exhibit 99.1

Entertainment Properties Trust Announces New and Expanded $400 Million

Unsecured Revolving Credit Facility

KANSAS CITY, MO, – (BUSINESS WIRE) Entertainment Properties Trust (NYSE:EPR) today announced the closing of a new $400 million unsecured revolving credit facility, replacing its former $382.5 million unsecured credit facility. The new facility also contains an “accordion” feature allowing it to be increased to $500 million upon satisfaction of certain conditions. The facility matures on October 13, 2015, and may be extended for an additional year at the Company’s option. The facility is priced based on a grid related to the Company’s senior unsecured credit ratings, with pricing at closing of LIBOR plus 160 basis points, a 140 basis point reduction in the credit spread from the former facility.

KeyBanc Capital Markets, LLC, J.P. Morgan Securities, Inc. and RBC Capital Markets Corporation acted as the joint book runners and joint lead arrangers for the new facility.

Mark Peterson, Vice President and CFO commented, “We are very pleased to close this new credit facility which increases our borrowing capacity, extends the effective maturity by almost three years and significantly lowers our pricing. This new facility recognizes our investment grade credit profile and further enables the Company’s growth plans.”

About Entertainment Properties Trust

Entertainment Properties Trust (NYSE:EPR) is a specialty real estate investment trust (REIT) that invests in properties in select categories which require unique industry knowledge, while offering the potential for stable and attractive returns. Our total assets exceed $2.7 billion and include megaplex movie theatres and adjacent retail, public charter schools and other destination recreational and specialty investments. We adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow standards. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields. Further information is available at www.eprkc.com or from Brian Moriarty at 888-EPR-REIT.

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “expects,” “pipeline,” “anticipates,” “estimates,” “offers,” “plans,” “would,” “may” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. In addition, references to our budgeted amounts and guidance are forward looking statements. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.